    UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 1, 2011

Senesco Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

721 Route 202-206, Suite 130, Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)

(908) 864-4444
(Registrant's telephone number, including area code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events.

On December 1, 2011, Senesco Technologies, Inc. (“Senesco”) issued a press release announcing that Bayer CropScience has made an undisclosed R&D milestone payment related to Bayer’s use of Senesco’s technology in Brassica oilseeds (Canola oil).

Senesco’s proprietary gene technology was licensed to Bayer CropScience in November 2006 to enhance Canola yields in Bayer’s InVigor® canola hybrids and future hybrid’s business internationally.  This is the second milestone that Senesco has received from Bayer pursuant to the November 2006 agreement relating to Brassica oilseeds.

A copy of this press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
99.1	Press Release of Senesco Technologies, Inc. dated December 1, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Dated: December 1, 2011	By:	/s/ Leslie J. Browne, Ph.D.
Leslie J. Browne, Ph.D.
Title: President and Chief Executive Officer